UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21365

Seligman LaSalle International Real Estate Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31
Date of reporting period:	12/31/07

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SLS LISTED NYSE

# Seligman LaSalle
## International Real Estate Fund, Inc.

Annual Report
December 31, 2007

Seeking Long-Term
Capital Appreciation and,
Secondly, Current Income

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
*100 Park Avenue, New York, NY 10017*

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix™ asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1
Interview With Your Portfolio Managers	2
Performance and Portfolio Overview	5
Portfolio of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23
Dividend Investment Plan	24
Required Federal Income Tax Information	25
Directors and Officers	26
Additional Fund Information	30

To The Stockholders

Your first annual stockholder report for Seligman LaSalle International Real Estate Fund, Inc. follows this letter. The report contains a discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements as of December 31, 2007.

From inception through December 31, 2007, Seligman LaSalle International Real Estate Fund posted a total return of -19.9%, based on net asset value (excluding sales charges), and -32.2%, based on market price. For the same period, the FTSE-NAREIT Equity REIT Index delivered a total return of -18.5%, the UBS Global Real Estate Investors Index delivered a total return of -15.9%, and the UBS Global Real Estate Investors Index (excluding US) delivered a total return of -14.4%.

After many years of favorable performance, public real estate securities performed poorly throughout much of 2007. Given the current state of the economy, it is possible that the performance of the asset class may remain lackluster over the short-term. We are confident, however, in the long-term opportunities offered by real estate securities.

We thank you for your support of Seligman LaSalle International Real Estate Fund.

By order of the Board of Directors,
William C. Morris Chairman	Brian T. Zino President

February 28, 2008

Manager
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

Stockholder Service Agent
American Stock Transfer
& Trust Company

Mail Inquiries to:
59 Maiden Lane
New York, NY 10038
Attn.: Herbert J. Lemmer
Subadvisers LaSalle Investment Management (Securities), L.P. 100 East Pratt Street Baltimore, MD 21202 LaSalle Investment Management Securities B.V. Herengracht 471 1017 BS Amsterdam, The Netherlands
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers
(718) 921-8124 Stockholder Services
(800) 937-5449 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
George Noon, Stanley Kraska, Keith Pauley and Ernst-Jan de Leeuw

Q:	How did Seligman LaSalle International Real Estate Fund perform during the year ended December 31, 2007?

A:	Seligman LaSalle International Real Estate Fund seeks long-term capital appreciation by investing predominantly in the equity securities of international real estate companies. The Fund offered its stock to the public and made its initial investments in late May 2007. From inception on May 30, 2007 through December 31, 2007, the Fund posted a total return, based on net asset value (excluding sales charges), of -19.9%. During the same period, the market for public real estate companies, as measured by the UBS Global Real Estate Investors Index, which measures global real estate stocks, returned -15.9%, the UBS Global Real Estate Investors Index ex. US, which measures international real estate stocks, returned -14.4%, and the FTSE-NAREIT Equity REIT Index, which measures US real estate stocks returned -18.5% (all in US dollars).

Q:	What market conditions and events materially affected the Fund’s performance during this time period?

A:	After years of superior performance, and strong performance in the first quarter, global real estate stocks trailed broad market indexes in most markets in 2007. This was the first down year in global real estate securities since 1999. Real estate companies in the US and Europe were casualties of the credit crunch and increasing economic uncertainty. Rising credit spreads and reduced availability of debt raised concerns about the sustainability of property values and curtailed acquisitions and privatization activity.

Real estate companies in Asia felt little impact from the credit-inspired headlines affecting North America and Europe during the first part of the year, but, as the year progressed, increased concern about the health of the US economy and its impact on real estate fundamentals wore on real estate stocks around the world. Except for Hong Kong, every public real estate market produced a negative total return in the last seven months of 2007, which materially impacted the Fund’s performance.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	As stated above, the Fund made its initial investments in late May 2007, a time in which global real estate stocks were appreciating. As a result, the Fund’s relative performance versus the broad market for global real estate stocks was negatively impacted in its initial days of operation by high cash balances as proceeds from the offering were being invested in stock markets around the world.

Since the mandate of the Fund is international, real estate securities investments in the US market are limited to no more than 20% of its managed assets. The US portion of the portfolio employs a dividend-capture strategy, which focuses on higher-yielding REITs and rotates investments in anticipation of dividend payments. This strategy is intended to enhance the dividend yield potential of the overall portfolio. In 2007, the higher-yielding US REITs significantly underperformed the overall market for real estate stocks, and this segment was a negative contributor to the Fund’s total return.

Interview With Your Portfolio Managers
George Noon, Stanley Kraska, Keith Pauley and Ernst-Jan de Leeuw

The United Kingdom posted the worst real estate stock performance in the June-December period among the major markets, and the Fund’s performance suffered because of its investments in this market. While London office and UK retail owner British Land’s price performance was close to average for British companies in the portfolio, it is a large holding, and was thus the largest negative company contributor to the overall performance of the portfolio.

Investments in Continental Europe produced mixed results. Holdings in the Netherlands performed better than the Fund as a whole, while investments in French and Italian real estate companies trailed the portfolio’s overall return. The companies in Continental Europe making the largest negative contribution to the portfolio’s returns were the large French retail and diversified company Unibail SA, and the Italian urban development company Risanamento.

The Fund’s investments throughout Asia performed relatively well. The top positive contributors to the Fund’s performance were companies in the Asia-Pacific region. The largest single contribution to performance was made by the Fund’s large investment in Westfield Group, a globally diversified retail developer and owner headquartered in Australia. Westfield was buoyed by its quality of management and property, as well as by the Australian economy and stock market. Residential and diversified developer-owner Sun Hung Kai Properties, together with the Fund’s other Hong Kong and Singapore-based investments, made significant positive contributions to investment results. We believe these companies are benefiting from the strong and expanding role of Hong Kong as the gateway to China and rapid growth throughout the region.

The most difficult market in Asia in June through December 2007 was Japan, which pulled back as concern built among investors that economic difficulties in the US economy, Japan’s second largest export market, would spill over into its own economy. Mitsui Fudosan, a major Japanese developer and owner with extensive office holdings in Tokyo is a relatively large holding of the Fund and thus detracted from performance.

At year-end, the Fund’s portfolio remained well diversified by region, country, number of securities, and property sector weighting. About 40% of the value of the portfolio was in the Asia-Pacific region, including 17% in Australia. Another 39% was invested in Europe, with 15% in the UK. US holdings amounted to 17% of the portfolio. About 38% of the assets in the portfolio are in the stocks of companies that are classified as diversified, operating in several sectors, and often in multiple countries. Another 29% consist of companies engaged in the development and ownership of retail properties.

Public real estate currently trades at a discount to private market values throughout our investment universe of public real estate companies — with an estimated weighted-average discount of more than 10% at year-end. We believe fundamentals remain solid in most markets throughout the world, and expect reasonable earnings growth from the companies in our global investment universe.

We believe that the operations of real estate companies will do better in slowing economies than most companies in industry and

Interview With Your Portfolio Managers
George Noon, Stanley Kraska, Keith Pauley and Ernst-Jan de Leeuw

commerce, with tenant leases giving landlords additional defenses against rough economic times. Reduced debt funding and tighter loan terms should give an advantage to the lower-levered public companies in making new investments. We think that current prices of public real estate companies give investors an opportunity to own some of the best real estate and real estate companies around the globe at a discount.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman LaSalle International Real Estate Fund, Inc. is managed by George Noon, Stanley Kraska, and Keith Pauley of LaSalle Investment Management (Securities), L.P. and Ernst-Jan deLeeuw of LaSalle Investment Management Securities B.V. They and their investment teams seek to provide long-term capital appreciation and, secondly, current income, by investing in international real estate securities.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman LaSalle International Real Estate Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available atwww.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

An investment in the Fund is subject to certain risks, including the possible loss of principal. Investing in one economic sector, such as real estate, may be subject to greater price fluctuation than owning a portfolio of diversified investments. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results

Total Returns*
For the Periods Ended December 31, 2007

	Six Months	Since Inception 5/30/07
Market Price	(32.20)%	(32.20	)%††
Net Asset Value:†
With Sales Charge	n/a	(23.49)
Without Sales Charge	(12.18)	(19.87)
BenchmarksØØ
FTSE-NAREIT Equity REIT Index	(10.42)	(18.54	)**
UBS Global Real Estate Investors Index	(10.95)	(15.93)
UBS Global Real Estate Investors Index (excluding US)	(10.78)	(14.36)

Price Per Share

	12/31/07	6/30/07	Inception
Market Price	$16.15	$25.00	$25.00	††
Net Asset Value	18.29	21.79	23.88	†

Distributions Paid Per ShareØ

Payment Date	Per Share Amount
9/6/07	$0.4375
12/21/07	0.4375

See footnotes on page 6.

Performance and Portfolio Overview

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.
*	Returns for periods of less than one year are not annualized.
**	From 5/31/07.
†	Net asset value total return and price at inception are from the opening of business on May 30, 2007. The since-inception returns are calculated with and without the effect of the initial 4.50% maximum sales charge.
††	Market price total return and price at inception are based on the initial offering price.
Ø	The sources of distributions for tax reporting purposes, which may include return of capital, may be subject to changes based on tax regulations. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
ØØ	The FTSE-NAREIT Equity REIT Index measures the performance of all publicly-traded US real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The UBS Global Real Estate Investors Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. The UBS Global Real Estate Investors Index (excluding US) measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. This benchmark may invest in real estate securities in over 21 countries, excluding the United States. The FTSE-NAREIT Equity REIT Index, the UBS Global Real Estate Investors Index and the UBS Global Real Estate Investors Index (excluding US) are unmanaged benchmarks that assume investment of distributions. The performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an index.

Performance and Portfolio Overview

Country Allocation
December 31, 2007

	Fund	UBS Global Real Estate Investors Index
United States	17.1%	46.5%
Continental Europe	23.9	14.8
Austria	1.3	2.3
Belgium	—	0.7
Finland	0.6	0.4
France	10.0	5.6
Germany	1.7	1.3
Italy	2.0	0.3
Luxembourg	1.6	—
Netherlands	3.0	2.3
Norway	1.2	0.2
Sweden	2.5	1.1
Switzerland	—	0.6
United Kingdom	15.2	10.0
Australia	16.7	15.1
Canada	3.2	2.7
Japan	11.2	5.8
Pacific	11.7	5.1
Hong Kong	5.1	3.2
New Zealand	—	0.2
Singapore	6.6	1.7
Other Assets Less Liabilities	1.0	—
Total	100.0%	100.0%

Largest Sectors

December 31, 2007

Performance and Portfolio Overview

Largest Portfolio Holdings†
December 31, 2007

Security	Value	Percent of Net Assets
Westfield Group	$15,998,849	9.6
Unibail	6,700,863	4.0
Land Securities Group	6,030,240	3.6
British Land	5,901,926	3.6
Unibail-Rodamco	5,525,903	3.3
GPT Group	5,470,504	3.3
Goodman Group	4,867,062	2.9
Mitsui Fudosan	4,538,507	2.7
Klepierre	4,413,121	2.7
Nippon Building Fund	4,003,917	2.4

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes

July 1 to December 31, 2007

Largest Purchases
GPT Group*
Goodman Group*
FelCor Lodging Trust*
CapitaMall Trust*
Apartment Investment & Management (Class A)*
Suntec*
CapitaCommercial Trust*
iStar Financial*
Immofinanz Immobilien Anlagen*
Guocoland*

Largest Sales
Macquarie CountryWide Trust**
Land Securities Group
Westfield Group
RioCan Real Estate Investment Trust
Mirvac Group**
The Link Real Estate Investment Trust
General Growth Properties**
Hospitality Properties Trust**
UDR**
ING Industrial Fund**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Portfolio of Investments
December 31, 2007

	Shares	Value
Common Stocks 99.0%
Australia 16.7%
Abacus Property Group (Diversified)	861,487	$1,317,777
Goodman Group (Industrial)	1,130,948	4,867,062
GPT Group (Diversified)	1,549,551	5,470,504
Westfield Group (Retail)	873,161	15,998,849
		27,654,192
Austria 1.3%
Immofinanz Immobilien Anlagen (Diversified)	216,666	2,183,300
Canada 3.2%
Canadian Real Estate Investment Trust (Diversified)	135,900	3,991,834
Morguard Real Estate Investment Trust (Retail)	47,700	625,883
RioCan Real Estate Investment Trust (Retail)	29,600	654,412
		5,272,129
Finland 0.6%
Sponda (Office)	5,392	64,073
Technopolis (Office)	113,759	959,560
		1,023,633
France 10.0%
Klepierre (Retail)	86,918	4,413,121
Unibail (Diversified)	30,784	6,700,863
Unibail-Rodamco (Diversified)	25,472	5,525,903
		16,639,887
Germany 1.7%
IVG Immobilien (Diversified)	83,393	2,822,405
Hong Kong 5.1%
Country Garden Holdings* (Diversified)	1,004,589	1,159,978
FE Consort International (Hotels)	2,161,925	1,235,474
The Hongkong and Shanghai Hotels (Hotels)	569,784	997,699
Hysan Development (Diversified)	742,000	2,107,112
The Link Real Estate Investment Trust (Retail)	1,394,000	3,021,023
		8,521,286
Italy 2.0%
Immobiliare Grande Distribuzione (Retail)	535,013	1,580,269
Risanamento (Diversified)	326,342	1,754,153
		3,334,422
Japan 11.2%
DA Office Investment (Office)	138	886,158

See footnotes on page 11.

Portfolio of Investments
December 31, 2007

	Shares	Value
Japan (continued)
Hankyu (Diversified)	89	$615,032
Japan Excellent (Office)	132	1,051,303
Japan Logistics Fund (Industrial)	203	1,470,754
Kenedix Realty Investment (Diversified)	352	2,321,422
Mitsui Fudosan (Diversified)	210,000	4,538,507
Nippon Building Fund (Office)	286	4,003,917
Nippon Commercial Investment (Office)	313	1,379,880
Nippon Residential Investment (Residential)	202	908,724
NTT Urban Development (Office)	896	1,427,163
		18,602,860
Luxembourg 1.6%
Gagfah (Residential)	53,352	923,383
ProLogis European Properties (Industrial)	113,181	1,641,862
		2,565,245
Netherlands 3.0%
Corio (Retail)	40,225	3,237,794
Eurocommercial Properties* (Retail)	33,630	1,726,555
		4,964,349
Norway 1.2%
Norwegian Property (Office)	167,932	2,040,065
Singapore 6.6%
CapitaCommercial Trust (Office)	1,224,000	2,080,383
CapitaLand (Residential)	265,000	1,139,394
CapitaMall Trust (Retail)	1,259,143	2,994,163
Fortune (Retail)	301,000	199,928
Guocoland (Residential)	587,011	2,299,553
Suntec (Retail)	1,874,000	2,224,978
		10,938,399
Sweden 2.5%
Castellum (Diversified)	182,751	1,876,201
Fabege (Diversified)	223,609	2,265,414
		4,141,615
United Kingdom 15.2%
Big Yellow Group (Industrial)	127,898	1,106,021
British Land (Diversified)	316,630	5,901,926
Brixton (Industrial)	197,920	1,151,130
Capital & Regional (Retail)	83,900	660,194
CLS Holdings* (Office)	79,762	522,866

See footnotes on page 11.

Portfolio of Investments
December 31, 2007

	Shares or Principal Amount		Value
United Kingdom (continued)
Derwent London (Office)	108,200	shs.	$3,019,707
Development Securities (Office)	45,198		445,346
Hammerson (Retail)	187,800		3,820,020
Land Securities Group (Diversified)	202,786		6,030,240
Quintain Estates & Development (Diversified)	101,515		1,031,412
Unite Group (Residential)	226,517		1,585,495
			25,274,357
United States 17.1%
Apartment Investment & Management (Class A) (Residential)	68,300		2,372,059
Brandywine Realty Trust (Office)	107,100		1,920,303
Camden Property Trust (Residential)	21,000		1,011,150
CBL & Associates Properties (Retail)	85,000		2,032,350
DCT Industrial Trust (Industrial)	212,162		1,975,228
Equity Residential (Residential)	74,676		2,723,434
FelCor Lodging Trust (Hotels)	133,700		2,084,383
Glimcher Realty (Retail)	96,500		1,378,985
iStar Financial (Mortgage)	49,500		1,289,475
Kimco Realty (Retail)	104,800		3,814,720
Liberty Property Trust (Office)	96,400		2,777,284
Nationwide Health Properties (Diversified)	43,200		1,355,184
Newcastle Investment (Mortgage)	50,000		648,000
U-Store-It Trust (Diversified)	143,100		1,310,796
Ventas (Diversified)	35,000		1,583,750
			28,277,101
Total Common Stocks (Cost $192,168,546)			164,255,245

Repurchase Agreement 0.5%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $940,149, collateralized by: $970,000 Fannie Mae 5.5%, 7/14/2028 with a fair market value of $972,425 (Cost $940,000)	$940,000		940,000

Total Investments (Cost $193,108,546) 99.5%			165,195,245

Other Assets Less Liabilities 0.5%			748,330

Net Assets 100.0%			$165,943,575

* Non-income producing security.

Country and industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at value:
Common stocks (Cost $192,168,546)	$164,255,245
Repurchase agreement (Cost $940,000)	940,000
Total Investments (Cost $193,108,546)	165,195,245
Cash denominated in foreign currencies (Cost $1,796,402)	1,809,786
Cash denominated in US dollars	1,475,627
Receivable for securities sold	1,945,656
Receivable for dividends and interest	1,069,236
Unrealized appreciation on forward currency contracts	3,632
Other	10,344
Total Assets	171,509,526

Liabilities:
Payable for securities purchased	5,310,834
Management fee payable	141,354
Unrealized depreciation on forward currency contracts	5,136
Accrued expenses and other	108,627
Total Liabilities	5,565,951
Net Assets	$165,943,575

Composition of Net Assets:
Common Stock, at $0.01 par value; (100,000,000 shares authorized; 9,072,611 shares outstanding)	$90,726
Additional paid-in capital	214,880,996
Dividends in excess of net investment income	(4,368,340)
Accumulated net realized loss on investments and foreign currency transactions	(16,752,411)
Net unrealized depreciation of investments and foreign currency transactions	(27,907,396)
Net Assets	$165,943,575

Net Asset Value Per Share	$18.29

Market Price Per Share	$16.15

See Notes to Financial Statements.

Statement of Operations
For the Period May 30, 2007* to December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $441,485)	$4,224,326
Interest	178,767
Total Investment Income	4,403,093

Expenses:
Management fee	1,079,875
Custody and related services	81,122
Auditing and legal fees	73,068
Shareholder reports and communications	32,753
Directors’ fees and expenses	11,558
Stockholder account and registrar fees	8,031
Miscellaneous	12,603
Total Expenses	1,299,010
Net Investment Income	3,104,083

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(17,389,602)
Capital gain distributions from investments	889,185
Net unrealized depreciation of investments and foreign currency transactions	(27,907,396)
Net Loss on Investments and Foreign Currency Transactions	(44,407,813)
Decrease in Net Assets from Operations	$(41,303,730)

*  Commencement of operations.

See Notes to Financial Statements.

Statement of Changes in Net Assets
For the Period May 30, 2007* to December 31, 2007

Operations:
Net investment income	$3,104,083
Net realized loss on investments and foreign currency transactions	(17,389,602)
Capital gain distributions from investments	889,185
Net unrealized depreciation of investments and foreign currency transactions	(27,907,396)
Decrease in Net Asset from Operations	(41,303,730)

Distributions to Shareholders:
Net investment income	(3,104,083)
Dividends in excess of net investment income	(4,710,415)
Decrease in Net Assets from Distributions	(7,814,498)

Capital Share Transactions:
Net proceeds from issuance of shares** — 8,900,000 shares	212,042,500
Value of shares issued for distributions — 252,551 shares	4,551,040
Cost of shares purchased in open market — 84,140 shares	(1,632,012)
Increase in Net Assets from Capital Share Transactions	214,961,528
Increase in Net Assets	165,843,300

Net Assets:
Beginning of period	100,275
End of Period (net of dividends in excess of net investment income of $4,368,340)	$165,943,575

*	Commencement of operations.
**	Offering costs of $445,000, incurred in connection with the initial offering, have been charged against the proceeds from issuance of shares.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization — Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The Fund was incorporated under the laws of the state of Maryland on March 9, 2007, and commenced operations on May 30, 2007. The Fund had no operations prior to commencement of operations other than those relating to organizational matters and on May 17, 2007, the sale and issuance to J. & W. Seligman & Co. Incorporated (the “Manager”) of 4,200 shares of Common Stock at a cost of $100,275.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of shares of Common Stock.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“US”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Fund may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

The Fund invests a substantial portion of its assets in securities of real estate investment trusts (REIT) and other real estate companies. The market’s perception of prospective declines in private real estate

Notes to Financial Statements

values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

b.	Foreign Securities — Investments in foreign securities are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in foreign securities will be traded primarily in foreign currencies, and the Fund may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Such fluctuations are included in net realized and unrealized gain or loss from investments and foreign currency transactions.

c.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

d.	Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions.

e.	Offering and Organizational Costs — The Manager has agreed to pay the Fund’s offering expenses (other than sales load but inclusive of reimbursement of underwriter expenses of $0.005 per share) that exceed $0.05 per share of Common Stock. The Manager also has borne all organizational costs of the Fund, in the amount of $71,260. The Fund’s share of offering costs were recorded within paid-in capital as a reduction of the proceeds from the issuance of shares of Common Stock upon the commencement of Fund operations.

Notes to Financial Statements

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Distributions received from the Fund’s investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

g.	Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend dates.

h.	Taxes — There is no provision for federal income tax. The Fund intends to elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund will file income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax year 2007 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the period ended December 31, 2007.

3.	Dividend Investment Plan — The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the period ended December 31, 2007, 84,140 shares were purchased in the open market at an aggregate cost of $1,632,012, which represented a weighted average discount of 6.99% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding. A total of 252,551 shares were issued to Plan participants during the period for proceeds of $4,551,040, a weighted average discount of 10.42% from the net asset value of those shares.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board may deem advisable. No such additional purchases were made during the period ended December 31, 2007.

4.	Management Fee and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. In respect of the Fund, the Manager receives a fee, calculated daily and payable monthly, equal to 0.98% per annum of the Fund’s average daily net assets. LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. (the “Subadvisers”) subadvise the Fund and are responsible for furnishing investment advice, research, and assistance with respect to the Fund’s investments. Under the subadvisory agreement, the Manager pays the Subadvisers 0.49% per annum of the Fund’s average daily net assets.

Certain officers and directors of the Fund are officers or directors of the Manager.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based

Notes to Financial Statements

on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earning/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2007, of $1,204 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short- term investments, for the period ended December 31, 2007, amounted to $456,302,193 and $246,039,177, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the tax basis cost of investments for federal income tax purposes was $200,238,922. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $2,766,872 and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies in the amount of $4,363,504.

The tax basis components of accumulated earnings/losses at December 31, 2007 are as follows:

Gross unrealized appreciation of portfolio securities*	$1,961,492
Gross unrealized depreciation of portfolio securities*	(36,999,264)
Net unrealized depreciation of portfolio securities*	(35,037,772)
Capital loss carryforward	(6,138,672)
Timing differences (post-October losses)	(7,846,867)
Total accumulated losses	$(49,023,311)

*	Includes the effect of foreign currency translations.

At December 31, 2007, the Fund had net capital loss carryforward for federal income tax purposes of $6,138,672, which are available for offset against future taxable net capital gains, expiring in 2015. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, from November 1, 2007 through December 31, 2007, the Fund incurred $7,846,867 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2008.

For the period ended December 31, 2007, all distributions to stockholders were ordinary income for tax purposes. The difference between the reporting of distributions for financial reporting purposes compared to federal income tax purposes is primarily due to the recognition of unrealized gains on passive foreign investment companies as ordinary income for tax purposes offset, in part, by the recharacterization of distributions reported to the Fund by the underlying REIT investments after the end of the year.

Notes to Financial Statements

7.	Outstanding Forward Exchange Currency Contracts — At December 31, 2007, the Fund had outstanding forward exchange currency contracts to buy or sell foreign currencies as follows:

Contract	Australian Dollars	In Exchange for Hong Kong Dollars	US$ Equivalent	Settlement Date	Value US$	Unrealized Appreciation
Bought	798,214	5,476,705	$697,240	1/2/08	$700,872	$3,632

Contract	Hong Kong Dollars	In Exchange for Australian Dollars	US$ Equivalent	Settlement Date	Value US$	Unrealized Depreciation
Sold	5,476,705	798,214	$697,240	1/2/08	$702,376	$(5,136)

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (distributor of the Seligman Funds) relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Inc., Seligman Data Corp. (shareholder service agent and affiliate of certain registered investment companies managed by the Manager) and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any

Notes to Financial Statements

related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, based on average shares outstanding during the period.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total investment returns are not annualized for periods of less than one year.

	May 30, 2007* to December 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$23.88	**
Income (Loss) from Investment Operations:
Net investment income	0.35
Net realized and unrealized loss on investments and foreign currency transactions	(4.95)
Total from Investment Operations	(4.60)
Offering Costs	(0.05)
Less Distributions:
Distributions from net investment income	(0.35)
Distributions in excess of net investment income	(0.53)
Total Distributions	(0.88)
Issuance of Common Stock in Distributions	(0.06)
Net Asset Value, End of Period	$18.29
Market Value, End of Period	$16.15
Total Investment Return:
Based on market price	(32.20	)%Ø
Based on net asset value	(19.87)

(continued on page 22.)

See footnotes on page 22.

Financial Highlights

	May 30, 2007* to December 31, 2007
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$165,944
Ratio of expenses to average net assets	1.18%	†
Ratio of net investment income to average net assets	2.82%	†
Portfolio turnover rate	133.75%

*	Commencement of operations.
**	Net asset value, beginning of period, of $23.875 reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
Ø	Based upon initial offering price of $25.00 per share.
†	Annualized.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders,
Seligman LaSalle International Real Estate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 30, 2007 (commencement of operations) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman LaSalle International Real Estate Fund, Inc. as of December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 30, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2008

Dividend Investment Plan

Pursuant to the Fund’s Dividend Investment Plan (the “Plan”), unless a Common Stockholder elects otherwise, all cash dividends, distributions of capital gains, and other distributions are automatically reinvested in additional shares of Common Stock of the Fund. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company, as dividend disbursing agent. Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, at the address set forth below. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by American Stock Transfer & Trust Company prior to the record date for the next distribution. If such notice is received after such record date, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares in lieu of cash distributions unless they have elected otherwise as indicated in the preceding paragraph. For all distributions, such shares will be issued in lieu of cash by the Fund from previously authorized but unissued shares of Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. Market price on any day means the closing price for the Common Stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

Common Stockholders who hold their shares in the name of a broker or other nominee should contact such broker or other nominee to discuss the extent to which such nominee will permit their participation in the Plan. The Fund will administer the Plan on the basis of the number of shares certified from time to time by nominees as representing the total amount of shares held through such nominees by beneficial Common Stockholders who are participating in such Plan and by delivering shares on behalf of such beneficial Common Stockholders to the nominees’ accounts at The Depository Trust Company.

American Stock Transfer & Trust Company will maintain all Common Stockholders’ accounts in the Plan not held by The Depository Trust Company and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant will be held in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

(continued on page 25.)

Dividend Investment Plan

The Fund currently intends to make open market purchases of its Common Stock from time to time, when the Fund is trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of its shares of Common Stock attributable to the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received from portfolio investments less Fund expenses. For the period ended December 31, 2007, the Fund purchased 84,140 shares in the open market for such purposes.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

Required Federal Income Tax
Information  (unaudited)

For the year ended December 31, 2007, the Fund designates 0.43% of its distributions as qualified dividend income to individual stockholders. In order for an individual to claim dividends received as qualified dividend income, individual stockholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman LaSalle International Real Estate Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex
Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: May 2007 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: May 2007 to Date • Oversees 59 Portfolios in Fund Complex
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: May 2007 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 29.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Betsy S. Michel (65)[2,3] • Director: May 2007 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: May 2007 to Date • Oversees 61 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: May 2007 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: May 2007 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 29.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (69)* • Director and Chairman of the Board: May 2007 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director, President, and Chief Executive Officer: May 2007 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: May 2007 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Thomas G. Rose (50) • Vice President: May 2007 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51) • Vice President and Treasurer: May 2007 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: May 2007 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

See footnotes on page 29.

Directors and Officers

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov .. 1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com. 1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. 1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Annual Certifications

The Fund includes the certifications of the Corporation’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Corporation’s Forms N-CSR and N-Q filed with the SEC.

Transfer Agent and Registrar

Prior to the initial public offering of the Fund, the Fund’s Board of Directors approved, on a temporary basis, American Stock Transfer & Trust Company (“AST”) as transfer agent and registrar for the Fund. On July 19, 2007, after due consideration by the Fund’s Board of the services provided by AST and the costs associated with such services, the Board approved the continued use of AST as transfer agent and registrar for the Fund.

In addition to acting as transfer agent and registrar for the Fund, AST will also act as dividend disbursing agent, dividend paying agent, and stockholder servicing agent. Seligman Data Corp., which was named in the Fund’s prospectus as stockholder servicing agent and dividend paying agent, will not be providing any such services to the Fund.

This report is intended for the information of stockholders who have received the offering prospectus covering shares of Seligman LaSalle International Real Estate Fund, Inc., which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

END OF ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the period May 30, 2007 (inception) to December 31, 2007 for professional services rendered by the registrant’s principal accountant was as follows:

2007
Audit Fees	$30,053
Audit-Related Fees	–
Tax Fees	–
All Other Fees	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No fees were billed for the most recent fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) All non-audit services to be rendered in (g) above will be pre-approved by the registrant’s audit committee. Accordingly, the audit committee will consider whether these services are compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
James N. Whitson, Chairman	John F. Maher
John R. Galvin	Leroy C. Richie

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.

Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.

Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.

Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.

Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit repricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.
6.

Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.
8.	Seligman will vote for proposals to effect stock splits.
9.	Seligman will vote for proposals authorizing stock repurchase programs.
10.	Seligman will vote against authorization to transact unidentified business at the meeting.
11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.
13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.
14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at http://www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant is subadvised by LaSalle Investment Management (Securities), L.P. (referred to throughout as LaSalle Securities U.S.) and LaSalle Investment Management Securities B.V. (referred to throughout as LaSalle Securities B.V.). The LaSalle Securities U.S. team is headed by Messrs. Stanley J. Kraska, George J. Noon and Keith R. Pauley. Mr. Ernst Jan de Leeuw of LaSalle Securities B.V. is also a portfolio manager of the registrant. For purposes of this discussion and the discussion of “Compensation/Material Conflicts of Interest”, below, each is referred to as an “Investment Team Member”, or collectively, the “Investment Team”.

Unless noted otherwise, all information is provided as of December 31, 2007.

Stanley J. Kraska, Jr. (47) • Portfolio Manager: May 2007 to Date

Mr. Kraska is a Managing Director of LaSalle Securities U.S. since 1997. Mr. Kraska has over nineteen years of real estate experience. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT and Urban Land Institute. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School. He joined LaSalle Securities U.S. in 1986.

George J. Noon (46) • Portfolio Manager: May 2007 to Date

Mr. Noon is a Managing Director of LaSalle Securities U.S. since 2003.Mr. Noon has over sixteen years of real estate experience. His responsibilities include portfolio management of global real estate securities programs. Mr. Noon is a graduate of the Wharton School of the University of Pennsylvania with a B.S. in Economics and a major in Finance. Mr. Noon is a holder of a Chartered Financial Analyst designation. He is an associate member of NAREIT and a member of the Baltimore Security Analysts Society. He joined LaSalle Securities U.S. in 1990.

Keith R. Pauley (46) • Portfolio Manager: May 2007 to Date

Mr. Pauley is a Managing Director of LaSalle Securities U.S. and has been Chief Investment Officer of LaSalle Securities U.S. since 1996. Mr. Pauley has over twenty years of real estate experience. His responsibilities at LaSalle Securities U.S. include portfolio management and oversight of securities research and trading. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is an associate member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance. He joined LaSalle Securities U.S. in 1985.

Ernst-Jan de Leeuw (37) • Portfolio Manager: May 2007 to Date

Mr. de Leeuw is a Managing Director of LaSalle Securities B.V. and is responsible for managing separate account portfolios of public European property companies. Prior to joining LaSalle Securities B.V. in 2000, Mr. de Leeuw worked for five years as a portfolio manager at Robeco Group, where he was responsible for real estate securities portfolios, as well as for a number of discretionary equity portfolios for Robeco Institutional Asset Management clients. Mr. de Leeuw is a certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies). He studied at the University of Berlin and graduated with a Doctorandus in Business Economics and Econometrics at the University of Groningen. Mr. de Leeuw is registered with the Dutch Securities Institute.

The following table sets forth certain additional information with respect to the Investment Team Members. Unless noted otherwise, the information is provided as of December 31, 2007.

Other Accounts Managed by the Investment Team. Set forth below, for each Investment Team Member, is (i) a Table A which identifies, for each Investment Team Member, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts and; (ii) a separate Table B, as applicable, which identifies, for each of the Investment Team Members, only those accounts that have an advisory fee based on the performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A – Asset-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stanley J. Kraska LaSalle Securities U.S.	2 Other Registered Investment Companies with $91 million in total assets under management.	16 Pooled Investment Vehicles with $3.1 billion in total assets under management.	43 Other Accounts with approximately $5.8 billion in total assets under management.
George J. Noon, CFA LaSalle Securities U.S.	2 Other Registered Investment Companies with $91 million in total assets under management.	16 Pooled Investment Vehicles with $3.1 billion in total assets under management.	42 Other Accounts with approximately $5.8 billion in total assets under management.
Keith R. Pauley, CFA LaSalle Securities U.S.	2 Other Registered Investment Companies with $91 million in total assets under management.	16 Pooled Investment Vehicles with $3.1 billion in total assets under management.	42 Other Accounts with approximately $5.8 billion in total assets under management.
Ernst-Jan de Leeuw LaSalle Securities B.V.	1 Other Registered Investment Companies with $33 million in total assets under management.	18 Pooled Investment Vehicles with $3.2 billion in total assets under management.	25 Other Accounts with approximately $2.6 billion in total assets under management.

Table B – Performance-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stanley J. Kraska LaSalle Securities U.S.	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.
George J. Noon, CFA LaSalle Securities U.S.	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.
Keith R. Pauley, CFA LaSalle Securities U.S.	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.
Ernst Jan de Leeuw LaSalle Securities B.V.	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	2 Other Accounts with approximately $257 million in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Investment Team Member compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the Investment Team’s management of the registrant’s investments and investments in other accounts.

Compensation:

Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the FTSE NAREIT Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities U.S., or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program - credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan at a discount to market value through a payroll deduction plan (available to employees of LaSalle Securities U.S.) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units or options, based on the strength of their individual contributions.

To reduce the amount of time the Investment Team Members dedicate to marketing efforts and client services in respect of the registrant, the Investment Team Members have an experienced product manager at Seligman Advisors, Inc. (the distributor of the Seligman mutual Funds) that acts as the primary liaison between Seligman Advisors, Inc.’s marketing department and the Investment Team Members.

Conflicts of Interest:

Since the Investment Team manages other accounts in addition to the registrant, conflicts of interest may arise in connection with the Investment Team’s management of the registrant’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities U.S. and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the registrant invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Securities Ownership: As of December 31, 2007, Messrs. Kraska and Pauley each owned between $10,001 and $50,000 of the shares of the registrant.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs(1)
7-01-07 to 7-31-07
8-01-07 to 8-31-07
9-01-07 to 9-30-07
10-01-07 to 10-31-07	55,040	19.46	55,040
11-01-07 to 11-30-07	29,100	19.28	29,100
12-01-07 to 12-31-07

(1)

As stated in the registrant’s initial registration statement dated May 24, 2007, the registrant may purchase its shares in the open market, when the registrant is trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of shares of its Common Stock attributable to the reinvestment portion of its distributions to stockholders.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by stockholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2008

SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.